UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2023

Crixus BH3 Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-40868	86-2249068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

819 NE 2nd Avenue, Suite 500 Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

(954) 416-3140

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	BHACU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	BHAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	BHACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Non-Redemption Agreement

As previously disclosed, on September 27, 2023, Crixus BH3 Acquisition Company (the “Company”), Crixus BH3 Sponsor LLC (the “Sponsor”) and Focus Impact BHAC Sponsor, LLC (the “New Sponsor”) entered into a Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, subject to satisfaction of certain conditions, the New Sponsor (i) has agreed to purchase an aggregate of 3,746,303 shares of Class B common stock, par value $0.0001 per share (“Class B common stock”), from the Sponsor and each of the Company’s anchor investors and 4,160,000 private placement warrants from the Sponsor for an aggregate purchase price of $16,288.27 and (ii) will become the sponsor of the Company.

As also previously disclosed, the Company has called a special meeting of stockholders (the “Special Meeting”) to approve, among other things, (i) an amendment to the Company’s amended and restated certificate of incorporation (as further amended by the Certificate of Amendment filed with the Delaware Secretary of State on December 7, 2022, the “Charter”) to further extend the period of time by which the Company has to consummate an initial business combination to July 31, 2024 (the “Charter Amendment Proposal”) and (ii) amend the Charter to provide for the right of a holder of Class B common stock of the Company to convert its shares of Class B common stock into shares of Class A common stock on a one-to-one basis at any time and from time to time at the election of the holder (the “Founder Share Amendment Proposal”).

The parties to the Purchase Agreement intend to enter into non-redemption agreements (the “Non-Redemption Agreements”) with certain stockholders of the Company pursuant to which, if such stockholders do not redeem (or validly rescind any redemption requests on) their shares of Class A common stock (the “Non-Redeemed Shares”) in connection with the Special Meeting, the New Sponsor will agree to transfer to such investors shares of Class B common stock held by the New Sponsor immediately following the consummation of an initial business combination if they continue to hold such Non-Redeemed Shares through the Special Meeting. In addition, if the Founder Share Amendment Proposal is approved, the Sponsor and the New Sponsor will convert an aggregate of 3,000,000 of their shares of Class B common stock into Class A common stock. Upon conversion of Class B common stock to Class A common stock, such Class A common stock will not be entitled to receive funds from the trust account through redemptions or otherwise and will remain subject to the existing transfer restrictions.

The Non-Redemption Agreements are not expected to increase the likelihood that the Charter Amendment Proposal is approved by stockholders but is expected to increase the amount of funds that remain in the Company’s trust account following the Special Meeting.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s expectations regarding the entry into non-redemption agreements. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement and Supplement, the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other documents filed with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

The Proxy Statement was mailed to the Company’s stockholders of record on or about September 6, 2023 and the Supplement was mailed to the Company’s stockholders of record on or about September 26, 2023. Investors and security holders of the Company are advised to read the Proxy Statement and Supplement because it contains important information about the Special Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Proxy Statement and Supplement, as well as other relevant documents that have been or will be filed by the Company with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Crixus BH3 Acquisition Company, 819 NE 2nd Avenue, Suite 500, Fort Lauderdale, Florida, 33304, Attention: Gregory Freedman.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the proposals to be considered and voted on at the Special Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Proxy Statement and Supplement, which may be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIXUS BH3 ACQUISITION COMPANY

By:	/S/ GREGORY FREEDMAN
	Name:	Gregory Freedman
	Title:	Co-Chief Executive Officer and Chief Financial Officer

Date: October 3, 2023